                                                                    Exhibit 99.1
For Immediate Release

Contact:        Mary Sadlier                                Albert R. Rietheimer
                Corporate Communications                    Chief Financial Officer
                (401) 456-5015 Ext. 1619                    (401) 456-5015 Ext. 1640

                   Bancorp Rhode Island, Inc. Announces Record
                       Quarterly Earnings of $2.1 million

PROVIDENCE -- (April 20, 2004) -- Bancorp Rhode Island, Inc. (NASDAQ: BARI), the
parent  company of Bank Rhode Island,  announced that its earnings for the first quarter of 2004  reached a record $2.1  million.  This  represents  a 23 percent increase from the $1.7 million earned in the first quarter of last year.

The Company's  diluted earnings per share (EPS) were $0.49 for the first quarter of 2004, up 17 percent from $0.42 in the first quarter of 2003.

The Bank's total  deposits were $836.7  million at the end of the first quarter, up 3  percent  from  $811.3  at the end of 2003.  Core  deposits  (checking  and savings) grew $15.8 million this quarter, also a 3 percent increase.

The Bank's total  commercial loans  outstanding  increased by $16.2 million or 5 percent  during  the first  quarter,  reaching  $348.5  million  as of March 31.
Consumer loans outstanding increased 5 percent during the quarter,  growing from
$115.8 million on December 31 to $122.1 million as of March 31.

"The momentum from 2003 as well as last year's  investments in the franchise are propelling  growth,"  said  President  and CEO  Merrill W.  Sherman.  "The first quarter results are a testament to our  longer-term  strategy and our ability to meet the challenges of a highly competitive environment."

The Bank's net interest  margin for the first quarter of 2004 was 3.42%, up from
3.33% in both the fourth quarter of 2003 and the first quarter of 2003.

"Growth in the net interest margin is obviously  important to us," said Sherman.
"The stabilization of the interest rate environment,  combined with core account growth and strong  commercial  and consumer  loan growth,  have  contributed  to margin growth and improved earnings."

The  Company's  Board of Directors  approved a dividend of $0.14 per share.  The dividend will be paid on June 1 to shareholders of record on May 11.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow  (Wednesday,  April 21) to discuss its first quarter  earnings for
2004. The conference call can be accessed by dialing toll free (877) 407-9039.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in Providence,  has 14 branches  located in Providence,  Kent and
Washington counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                       ###

                           BANCORP RHODE ISLAND, INC.
                         SELECTED FINANCIAL HIGHLIGHTS
                                                                                      March 31,               December 31,
                                                                                         2004                   2003
                                                                                    ---------------         --------------
                                                                                      (Dollars in thousands, except per
                                                                                                 share data)

      Total Assets                                                                $      1,129,616        $     1,093,971
      Total Loans                                                                          826,777                814,282
      Nonperforming Loans                                                                    2,397                  2,462
      Allowance for Loan Losses                                                             11,296                 11,078
      Allowance to Nonperforming Loans                                                     471.26%                449.96%
      Allowance to Total Loans                                                               1.37%                  1.36%
      Total Deposits                                                                       836,658                811,283
      Total Shareholders' Equity                                                            75,306                 72,107

      Book Value Per Share                                                                 $ 18.96                $ 18.53
      Tangible Book Value Per Share                                                        $ 16.25                $ 15.76

                                                                                                Quarter Ended
                                                                                                  March 31,
                                                                                    --------------------------------------
                                                                                         2004                   2003
                                                                                    ---------------         --------------
                                                                                      (Dollars in thousands, except per
                                                                                                 share data)

      Interest Income                                                             $         13,624        $        12,866
      Interest Expense                                                                       4,682
                                                                                                                    5,052
                                                                                    ---------------         --------------
        Net Interest Income                                                                  8,942
                                                                                                                    7,814
      Provision for Loan Losses
                                                                                               300                    400
      Noninterest Income                                                                     1,998
                                                                                                                    1,916
      Noninterest Expense                                                                    7,575
                                                                                                                    6,873
                                                                                    ---------------         --------------
        Income Before Taxes                                                                  3,065
                                                                                                                    2,457
      Income Taxes                                                                           1,001
                                                                                                                      785
                                                                                    ---------------         --------------
        Net Income                                                                $          2,064        $
                                                                                                                    1,672
                                                                                    ===============         ==============

      Data Per Common Share:

        Earnings Per Common Share - Basic                                         $           0.52        $          0.44

        Earnings Per Common Share - Diluted                                       $           0.49        $          0.42

        Average Common Shares Outstanding - Basic                                        3,946,668              3,779,007

        Average Common Shares Outstanding - Diluted                                      4,193,328              4,021,127

      Selected Operating Ratios:

        Net Interest Margin                                                                  3.42%                  3.33%

        Return on Assets                                                                     0.75%                  0.67%

        Return on Equity                                                                    11.27%                 10.18%

        Efficiency Ratio (1)                                                                69.24%                 70.64%

      (1)  Calculated by dividing total noninterest expenses by net interest income plus noninterest income.

                                                      BANCORP RHODE ISLAND, INC.
                                                      Consolidated Balance Sheets

                                                                                     March 31,         December 31,
                                                                                       2004                2003
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $      27,789      $       27,084
Overnight investments                                                                    28,585                 733
Investment securities available for sale (amortized cost of $95,705 and
     $96,828 at March 31, 2004 and December 31, 2003, respectively)                      98,010              98,595
Mortgage-backed securities available for sale (amortized cost of $99,738
     and $106,028 at March 31, 2004 and December 31, 2003, respectively)                101,006             106,618
Stock in Federal Home Loan Bank of Boston                                                 9,554               9,554
Loans receivable:
     Commercial loans                                                                   348,494             332,266
     Residential mortgage loans                                                         356,233             366,230
     Consumer and other loans                                                           122,050             115,786
                                                                                  ----------------    ----------------
         Total loans                                                                    826,777             814,282
     Less allowance for loan losses                                                     (11,296)            (11,078)
                                                                                  ----------------    ----------------
         Net loans                                                                      815,481             803,204
Premises and equipment, net                                                              12,886              12,457
Other real estate owned                                                                      --                  --
Goodwill, net                                                                            10,766              10,766
Accrued interest receivable                                                               5,541               5,597
Investment in bank owned life insurance                                                  15,657              15,491
Prepaid expenses and other assets                                                         4,341               3,872
                                                                                  ----------------    ----------------
         Total assets                                                              $  1,129,616        $  1,093,971
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                      $     169,212       $     159,916
     NOW accounts                                                                       134,246             129,398
     Money market accounts                                                               17,059              16,937
     Savings accounts                                                                   293,806             292,277
     Certificate of deposit accounts                                                    222,335             212,755
                                                                                  ----------------    ----------------
         Total deposits                                                                 836,658             811,283
Overnight and short-term borrowings                                                      18,692              13,460
Federal Home Loan Bank of Boston borrowings                                             173,778             176,759
Subordinated deferrable interest debentures                                              18,558              13,403
Other liabilities                                                                         6,624               6,959
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,054,310           1,021,864
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Issued and outstanding 3,971,153 shares and 3,891,190 shares,
     respectively                                                                            40                  39
Additional paid-in capital                                                               42,327              41,439
Retained earnings                                                                        30,581              29,074
Accumulated other comprehensive income (loss), net                                        2,358               1,555
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      75,306              72,107
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                $  1,129,616        $  1,093,971
                                                                                  ================    ================

                                                      BANCORP RHODE ISLAND, INC.
                                                 Consolidated Statements of Operations

                                                                                       Three Months Ended
                                                                                            March 31,
                                                                            ------------------------------------------
                                                                                  2004                   2003
                                                                           --------------------   --------------------
                                                                              (In thousands, except per share data)
Interest and dividend income:
     Commercial loans                                                           $    5,209             $    4,683
     Residential mortgage loans                                                      4,695                  4,174
     Consumer and other loans                                                        1,429                  1,289
     Mortgage-backed securities                                                      1,121                  1,480
     Investment securities                                                           1,096                  1,139
     Overnight investments                                                              23                     39
     Federal Home Loan Bank of Boston stock dividends                                   51                     62
                                                                           --------------------   --------------------
         Total interest and dividend income                                         13,624                 12,866
                                                                           --------------------   --------------------
Interest expense:
     NOW accounts                                                                      377                    326
     Money market accounts                                                              55                     28
     Savings accounts                                                                  849                  1,148
     Certificate of deposit accounts                                                 1,394                  1,600
     Overnight and short-term borrowings                                                35                     51
     Federal Home Loan Bank of Boston borrowings                                     1,753                  1,762
     Subordinated deferrable interest debentures                                       219                     --
     Company-obligated mandatorily redeemable capital securities                        --                    137
                                                                           --------------------
                                                                                                  --------------------
         Total interest expense                                                      4,682                  5,052
                                                                           --------------------   --------------------
         Net interest income                                                         8,942                  7,814
Provision for loan losses                                                              300                    400
                                                                           --------------------   --------------------
         Net interest income after provision for loan losses                         8,642                  7,414
                                                                           --------------------   --------------------
Noninterest income:
     Service charges on deposit accounts                                             1,012                    952
     Commissions on nondeposit investment products                                     178                    174
     Income from bank owned life insurance                                             165                    203
     Loan related fees                                                                 109                    104
     Commissions on loans originated for others                                         17                    109
     Gains on sales of investment securities                                           197                     54
     Gains on sales of mortgage-backed securities                                       --                    104
     Other income                                                                      320                    216
                                                                           --------------------   --------------------
         Total noninterest income                                                    1,998                  1,916
                                                                           --------------------   --------------------
Noninterest expense:
     Salaries and employee benefits                                                  3,893                  3,298
     Occupancy                                                                         680                    603
     Equipment                                                                         386                    336
     Data processing                                                                   670                    845
     Marketing                                                                         355                    297
     Professional services                                                             285                    277
     Loan servicing                                                                    278                    228
     Loan workout and other real estate owned expense                                   22                     15
     Other expenses                                                                  1,006                    974
                                                                           --------------------   --------------------
         Total noninterest expense                                                   7,575                  6,873
                                                                           --------------------   --------------------
         Income before income taxes                                                  3,065                  2,457
Income tax expense                                                                   1,001                    785
                                                                           --------------------   --------------------
         Net income                                                            $     2,064            $     1,672
                                                                           ====================   ====================

Per share data:

     Basic earnings per common share                                          $       0.52           $       0.44
     Diluted earnings per common share                                        $       0.49           $       0.42

     Average common shares outstanding - basic                                   3,946,668              3,779,007
     Average common shares outstanding - diluted                                 4,193,328              4,021,127